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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                                   FORM 8-K/A
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                DECEMBER 5, 2005

                          ----------------------------

                      CENTURY PACIFIC FINANCIAL CORPORATION
               (Exact name of registrant as specified in charter)

                                    DELAWARE
         (State or other Jurisdiction of Incorporation or Organization)

         0-16075                                          86-0449546
(Commission File Number)                       (IRS Employer Identification No.)

                          150 WEST JEFFERSON BOULEVARD
                              LOS ANGELES, CA 90007
                         (Address of Principal Executive
                              Offices and zip code)

                                 (213) 745-2123
                             (Registrant's telephone
                          number, including area code)


                       936A BEACHLAND BOULEVARD, SUITE 13
                              VERO BEACH, FL 32963
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

         Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause Century's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe Century's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. Century's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, Century undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         This form 8-K/A of Century Pacific Financial Corporation amends the Current Report on Form 8-K dated December 5, 2005, which was filed with the Securities and Exchange Commission on December 6, 2005.

(a) Effective as of November 30, 2005, Century dismissed Shelley International CPA ("Shelley International") as its independent certified public accountants. The decision was approved by the Board of Directors of Century. The reports of Shelley International on Century's financial statements for the fiscal years ended September 30, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope, or accounting principles, except the 2005 report did contain an explanatory paragraph related to our ability to continue as a going concern. During Century's fiscal years ended September 30, 2005 and 2004, and through November 30, 2005 (the effective date of Shelley International's dismissal), there were no disagreements with Shelley International on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Shelley International would have caused Shelley International to make reference to the subject matter of the disagreements in connection with its reports.

         Century furnished Shelley International with a copy of this Report on Form 8-K/A prior to filing with the SEC. Century also requested that Shelley International furnish it with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether or not it agrees with Century's statements in this Report. A copy of the letter furnished by Shelley International in response to that request, dated December 8, 2005, is filed as Exhibit 16.1 to this Form 8-K/A.


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(b)      Effective as of November 30, 2005, Century engaged Grobstein, Horwath &
Co., the accountant for Century's subsidiaries Versatile Entertainment, Inc. and Bella Rose, LLC, as the new independent accountant to audit Century's combined financial statements for the year ended December 31, 2005. The appointment of Grobstein, Horwath & Co. was approved by the unanimous written consent of the Board of Directors of Century.


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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits.

The following exhibits are filed herewith:

----------------  --------------------------------------------------------------
Exhibit Number    Description
----------------  --------------------------------------------------------------
16.1              Letter from Shelley International CPA
----------------  --------------------------------------------------------------


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Century Pacific Financial Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CENTURY PACIFIC FINANCIAL CORPORATION

Date:  December 8, 2005              By:  /s/ DARRYN BARBER
                                          --------------------------------------
                                          Darryn Barber, Chief Financial Officer


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                                  EXHIBIT INDEX

----------------  --------------------------------------------------------------
Exhibit Number    Description
----------------  --------------------------------------------------------------
16.1              Letter from Shelley International CPA
----------------  --------------------------------------------------------------


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